SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2023
SUBSEQUENT EVENTS

NOTE 14 – SUBSEQUENT EVENTS

On July 4, 2023, the Company issued 10,961 common shares to two directors following the vesting of RSU’s.

On July 19, 2023 the Company announced the closing of a firm commitment underwritten public offering with gross proceeds to the Company of approximately US$2.6 million, before deducting underwriting discounts and other estimated expenses payable by the Company. The base offering consisted of 1,733,334 common shares at a price to the public of US$1.50 per share. The Company intends to use the net proceeds from this offering primarily for product design and manufacturing, sales and marketing campaigns, patent prosecution and working capital.